UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 22, 2004

(Date of Earliest Event Reported)

PENN VIRGINIA RESOURCE PARTNERS, L.P.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-16735	23-3087517
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Three Radnor Corporate Center, Suite 230 100 Matsonford Road, Radnor, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (610) 687-8900

Not Applicable

(Former name or former address, if changed since last report)

Item 7 Financial Statements and Exhibits.

Attached as Exhibit 99.1 is the balance sheet dated December 31, 2003 of Penn Virginia Resource GP, LLC, the general partner of Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2004

Penn Virginia Resource Partners, L.P.

By:	Penn Virginia Resource GP, LLC, its General Partner

By:	/s/ Nancy M. Snyder
Nancy M. Snyder
Vice President

Exhibit Index

Exhibit No.	Description
23.1	Independent Auditors’ Report

99.1	Balance sheet dated December 31, 2003 of Penn Virginia Resource GP, LLC